SPDR® Series Trust

(the “Trust”)

SPDR Wells Fargo Preferred Stock ETF

(the “Fund”)

Supplement dated March 16, 2020 to the Prospectus and Statement of Additional Information

dated October 31, 2019, as may supplemented from time to time

Effective immediately, the Fund is classified as a “diversified” series of the Trust.

Accordingly, effective immediately:

1.	The following is added after the last sentence in the first paragraph in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section for the Fund on page 188 of the Prospectus:

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended; however, the Fund may become “non-diversified” solely as a result of changes in the composition of the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

2.	The “Non-Diversification Risk” discussion in the Fund’s “PRINCIPAL RISKS OF INVESTING IN THE FUND” section on page 190 of the Prospectus is replaced with the following:

Non-Diversification Risk: To the extent the Fund becomes non-diversified, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. The Fund may become non-diversified for periods of time solely as a result of changes in the composition of the Index (e.g., changes in weightings of one or more component securities).

3.	The “Non-Diversification Risk” discussion with respect to the Fund in the “ADDITIONAL RISK INFORMATION” section on page 226 of the Prospectus is replaced with the following:

Non-Diversification Risk. Funds classified as “non-diversified” may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds. A diversified Fund may become non-diversified (and vice versa) for periods of time solely as a result of changes in the composition of the corresponding Index (e.g., changes in weightings of one or more component securities).

4.	The second paragraph in the “GENERAL INFORMATION” section beginning on page 250 of the Prospectus is deleted and replaced with the following:

Each Fund is a separate series of the Trust, which is an open-end registered management investment company.

5.

The chart in the “INVESTMENT POLICIES” section on page 4 of the SAI which sets forth the diversification status of the Fund is updated to reflect that the Fund is classified as a Diversified Fund. In addition, the following is added after the first paragraph beneath the chart on page 5 of the SAI:

Each Fund seeks to track the performance of its respective Index. The composition of each Index may fluctuate between non-diversified and diversified solely due to changes in weightings of one or more Index components. As a result, a Fund’s diversification status also may fluctuate between non-diversified and diversified depending on the composition of, and to approximately the same extent as, its respective Index. To the extent the SPDR Wells Fargo Preferred Stock ETF becomes non-diversified due solely to changes in the composition of its Index, it will not seek shareholder approval if and when the it shifts from diversified to non-diversified.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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